UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2024

SCREAMING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41203	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue
New York, New York	10075
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	SCRMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SCRM	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As described in more detail below, in connection with the previously disclosed Business Combination Agreement, dated as of December 22, 2023, by and among Screaming Eagle Acquisition Corp. (“SEAC”), Lions Gate Entertainment Corp. (“Lionsgate”), SEAC II Corp. (“Pubco”), LG Orion Holdings ULC (“StudioCo”) and the other parties thereto (as it may be amended or modified from time to time, the “BCA”), on April 24, 2024:

(i)	SEAC and Pubco entered into Non-Redemption Agreements (as defined herein) with certain investors anchored by a long-only mutual fund (the “Non-Redemption Investors”); and

(ii)

Studio HoldCo entered into Additional Warrantholder Support Agreements (as defined herein) with additional holders of SEAC Public Warrants (as defined herein), resulting in an aggregate of 50.09% of the total outstanding SEAC Public Warrants agreeing to vote their SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment.

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2024, SEAC and Pubco entered into share purchase and non-redemption agreements (the “Non-Redemption Agreements”) with the Non-Redemption Investors. Pursuant to the Non-Redemption Agreements, among other things, the Non-Redemption Investors agreed to:

(i)

certify that they had purchased an aggregate of approximately $20 million of Class A ordinary shares, par value $0.0001 per share, of SEAC (“SEAC Class A Ordinary Shares”) in the open-market at a price no greater than the Redemption Price (as defined in SEAC’s amended and restated memorandum and articles of association), no later than one (1) business day prior to the mailing date of the registration statement on Form S-4 (the “Registration Statement”) filed by Pubco with the U.S. Securities and Exchange Commission (the “SEC”) relating to the extraordinary general meeting of SEAC’s shareholders to be held to approve the proposed business combination between SEAC, Pubco and StudioCo (the “Business Combination”) pursuant to the BCA (the “SEAC Shareholder’ Meeting”) (such shares, the “Purchase Commitment Shares”);

(ii)	not redeem the Purchase Commitment Shares;

(iii)	not vote the Purchase Commitment Shares in favor of any of the proposals presented at the SEAC Shareholders’ Meeting; and

(iv)

not transfer any Purchase Commitment Shares or Additional Shares (as defined below) held by them until the earlier of (x) the consummation of the Business Combination, (y) the termination of the BCA in accordance with its terms and (z) the termination of the Non-Redemption Agreements in accordance with their terms.

Pursuant to the Non-Redemption Agreements, if the Non-Redemption Investors meet the foregoing conditions, then, for every Purchase Commitment Share purchased by the Non-Redemption Investors thereunder, such investors will be entitled to purchase from SEAC 0.0526 newly issued SEAC Class A Ordinary Shares, at a purchase price of $0.0001 per whole share, which shares will be issued by SEAC prior to the SEAC Merger (the “Additional Shares”).

The foregoing description of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Non-Redemption Agreements, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The SEAC Class A Ordinary Shares issuable in connection with the Non-Redemption Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01	Other Events.

As previously disclosed, concurrently with the execution of the BCA, on December 22, 2023, StudioCo and certain holders of public warrants of SEAC (the “SEAC Public Warrants”) owning an aggregate of 44.19% of the total outstanding SEAC Public Warrants (the “Initial SEAC Warrant Support Investors”), entered into investor support agreements (the “Initial Warrantholder Support Agreements”) pursuant to which the Initial SEAC Warrant Support

Investors agreed to, among other things, vote their SEAC Public Warrants in favor of an amendment to the warrant agreement governing the SEAC Public Warrants (the “SEAC Warrant Agreement”), which provides that each outstanding whole SEAC Public Warrant will be exchanged for $0.50 per SEAC Public Warrant in cash (the “SEAC Warrant Agreement Amendment”) in connection with the closing of the Business Combination. In accordance with the terms of the SEAC Warrant Agreement, approval of the SEAC Warrant Agreement Amendment requires the vote of at least 50% of the outstanding SEAC Public Warrants.

On April 24, 2024, StudioCo entered into additional warrantholder support agreements, in substantially the same form as the Initial Warrantholder Support Agreements, with additional holders of SEAC Public Warrants owning an aggregate of 5.90% of the total outstanding SEAC Public Warrants (the “Additional Warrant Support Agreements”). As a result of the foregoing, holders of an aggregate of 50.09% of the total outstanding SEAC Public Warrants have agreed to vote their SEAC Public Warrants in favor of the SEAC Warrant Agreement Amendment. Therefore, the parties expect that the SEAC Warrant Agreement Amendment will be approved at the extraordinary general meeting of SEAC Public Warrantholders to be held in connection with the Business Combination (the “SEAC Public Warrantholders’ Meeting” and, together with the SEAC Shareholders’ Meeting, the “SEAC Business Combination Meetings”).

The foregoing description of the Additional Warrant Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Initial Warrant Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Share Purchase and Non-Redemption Agreement.

10.2	Form of Warrant Support Agreement (incorporated by reference to Exhibit 10.3 to Screaming Eagle Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on December 22, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Pubco filed the Registration Statement with the SEC, which includes a proxy statement/prospectus that is both the proxy statement of SEAC and a prospectus of Pubco relating to the shares to be issued in connection with the Business Combination. The Registration Statement was declared effective by the SEC on April 16, 2024. SEAC will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders and public warrant holders as of the Record Date. The definitive proxy statement contains important information about the Business Combination and the other matters to be voted upon at Extraordinary General Meetings. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, Pubco and Lionsgate may also file other documents with the SEC regarding the Business Combination. SEAC’s shareholders, public warrant holders and other interested persons are advised to read the definitive proxy statement/prospectus and any other documents filed in connection with the Business Combination, as these materials may contain important information about the BCA Parties, and the Business Combination.

SEAC’s shareholders, public warrant holders and other interested persons may obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, Pubco and Lionsgate through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

SEAC, Lionsgate, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the Business Combination. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in the definitive proxy statement/prospectus, and is available free of charge at the SEC’s website at www.sec.gov. Additionally, information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC’s shareholders and public warrant holders in connection with the Business Combination and other matters to be voted upon at the SEAC Business Combination Meetings are set forth in the definitive proxy statement/prospectus.

Forward-Looking Statements

This Current Report contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about SEAC’s or Lionsgate’s ability to effectuate the Business Combination; the benefits of the Business Combination; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Business Combination) following the Business Combination; changes in Lionsgate’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing SEAC’s, Lionsgate’s or Pubco’s views as of any subsequent date, and none of SEAC, Lionsgate or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor SEAC gives any assurance that either Pubco or SEAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by SEAC’s business combination deadline, and the potential failure to obtain an extension of the business combination deadline if further sought by SEAC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, SEAC, Lionsgate or any investigation or inquiry following announcement of the transaction, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of SEAC’s shareholders or SEAC’s public warrant holders; (v) Lionsgate’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of Pubco’s securities on a national securities exchange upon the date of closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Lionsgate; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of redemptions by SEAC’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Business Combination; (xii) limited liquidity and trading of Pubco’s securities following completion of the Business Combination; (xiii) changes in domestic and foreign business, market, financial, political and legal conditions, (xiv) the possibility that Lionsgate or SEAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Lionsgate’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and in the other filings of SEAC, Pubco and Lionsgate with the SEC.

No Offer or Solicitation

This Current Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, SEAC, Pubco or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2024

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name:	Eli Baker
Title:	Chief Executive Officer